UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2006

HOLLIS-EDEN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-24672	13-3697002
(Commission File No.)	(IRS Employer Identification No.)

4435 Eastgate Mall, Suite 400

San Diego, California 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 587-9333

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 1, 2006, Hollis-Eden Pharmaceuticals, Inc. received a letter from the NASDAQ Listing Qualifications Department indicating that the Company has remedied its previous non-compliance with the stockholder approval requirements of NASDAQ Marketplace Rule 4350 relating to certain stock option grants issued to two new members of the Company’s board of directors in June 2004.

In accordance with NASDAQ Marketplace Rule 4803(a), the Company issued a press release to announce that the Company received notice from NASDAQ of the Company’s previous non-compliance although the same letter from NASDAQ also indicated that the Company is now in full compliance with the NASDAQ Listing Qualifications and the matter is now closed. A copy of this press release is attached as Exhibit 99.1 to this report and incorporated by reference herein

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1	Press release dated February 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLIS-EDEN PHARMACEUTICALS, INC.

Dated: February 1, 2006	By:	/s/ Eric J. Loumeau
Eric J. Loumeau
Vice President, General Counsel

EXHIBIT INDEX

99.1	Press release dated February 1, 2006.